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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section l3 or l5(d) of the
                         Securities Exchange Act of l934

         Date of Report (Date of earliest event reported) July 8, 1998
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                             SLM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   34-0-19596                13-36-32297
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  (State of other juris-           (Commission             (I.R.S. Employer
diction of incorporation)          File Number)           Identification No.)


C/O MASKA U.S., INC.

139 HARVEST LANE, P.O. BOX 1200, WILLISTON, VT                     05495
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   (Address of principal executive offices)                     (Zip Code)


                                 (802) 872-4226
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     SLM International, Inc. announced today that Maska U.S., Inc. ("Maska"), its wholly-owned subsidiary, had obtained a favorable jury verdict in a case that Maska brought against several insurance companies to recover environmental expenses and damages. Maska, a leading manufacturer of hockey equipment and apparel bearing the CCM trademark, incurred substantial expenditures to investigate and clean up environmental contamination at and around its Bradford, Vermont manufacturing facility and to defend and settle claims brought by neighboring landowners.

     After a trial in the federal district court in Brattleboro, Vermont, the jury rendered a verdict in Maska's favor of $9,151,067.12 against three of its liability insurers--Zurich Insurance Company, United States Fire Insurance Company and Reliance Insurance Company. The jury verdict compensated Maska for its costs to defend itself against the claims, and to clean up the soil and groundwater around its property. In addition, Maska reached substantial settlements with its other insurers prior to trail, namely American Home Assurance Company, New Hampshire Insurance Company and CIGNA Insurance Company.

     The trial in this case follows on the heels of several noteworthy decisions on legal issues in this case. On December 2, 1996, the U.S. District Court for the District of Vermont decided that the pollution exclusions contained in Maska's insurance policies were unenforceable under the laws and public policy of the State of Vermont.

     Relying on the fact that the Vermont Department of Banking and Insurance generally disapproves insurance policies containing pollution exclusions, the court found that Vermont made a public policy choice to hold insurers liable for environmental claims to facilitate cleanup of environmental contamination on private land and benefit Vermont's overall environment. Accordingly, the court refused to enforce the pollution exclusions in Maska's insurance policies.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits

       1. Press Release, dated July 29, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SLM INTERNATIONAL, INC.
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                                                                 (Registrant)


                               /s/ RUSSELL J. DAVID
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                                   Russell J. David              (Signature)
                                   Senior Vice President, Finance

Date: July 29, 1998